UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – JUNE 18, 2008

ECOLOCAP SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31165	20-0909393
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

740, St-Maurice Street
Suite 102
Montreal H3C 1L5
(Address of principal executive offices)

(514) 876-3907
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangement of Certain Officers.

     As of June 16, 2008 the Board of Directors of Ecolocap Solutions Inc. have appointed Mark Lawson, as member of the Board.

     Mr. Lawson has been working in corporate finance since 1995, upon completion of his Bachelor of Arts, Statistical Sciences, complemented by a Master's degree in Business Administration in 2005. Between 1996 and 2001 Mr. Lawson was employed as Mutual Fund Specialist by the Royal Bank of Canada Investments. In 2001 up until 2003, Mr. Lawson joined AIM Funds Management. Between 2003 and 2004 Mr Lawson was employed as Director of Newhaven Corporate Finance. In 2005 Mr Lawson joined the Global Investment Banking Coverage – Healthcare department of Morgan Stanley.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOCAP SOLUTIONS INC.

Date: June 18, 2008	By:	CLAUDE PELLERIN
Name: Claude Pellerin
Title: Corporate Secretary